Index of Financial Statements and Exhibits to be Filed in EDGAR
       ---------------------------------------------------------------


C-468 Amendment to the Severance  Protection  Agreement for Fred D. Hafer, dated
      August 8, 2000.

C-469 Amendment to the Special Severance Protection Agreement for Fred D.
      Hafer, dated November 7, 2001.

C-470 Special Severance Protection Agreement for Fred D. Hafer, dated October
      13, 2001.

C-471 Amendment to the Severance Protection Agreement for Carole B. Snyder, dated August 8, 2000.

C-472 Amendment to the Special Severance Protection Agreement for Carole B.
      Snyder, dated November 7, 2001.

C-473 Special Severance Protection Agreement for Carole B. Snyder, dated
      October 13, 2001.

C-475 Amendment to the Severance  Protection  Agreement for Ira H. Jolles, dated
      August 8, 2000.

C-476 Amendment to the Special Severance Protection Agreement for Ira H.
      Jolles, dated November 7, 2001.

C-478 Amendment to the Severance  Protection  Agreement for Bruce L. Levy, dated
      August 8, 2000.

C-479 Amendment to the Special Severance Protection Agreement for Bruce L.
      Levy, dated November 7, 2001.

C-482 Amendment to the Severance Protection Agreement for Michael J. Chesser, dated August 8, 2000.

C-483 Special Severance Protection Agreement for Robert F. Saunders, dated
      October 13, 2001.

C-484 Special Severance Protection Agreement for Leila L. Vespoli, dated
      October 13, 2001.

       Index of Financial Statements and Exhibits to be Filed in EDGAR
       ---------------------------------------------------------------


F-2   Consolidating Financial Statements of Ohio Edison Company for 2001.

      Consolidating Financial Statements of Cleveland Electric Illuminating Company for 2001.

      Consolidating Financial Statements of Toledo Edison Company for 2001.

      Consolidating Financial Statements of Jersey Central Power & Light Company for 2001.

      Consolidating Financial Statements of Metropolitan Edison Company for
      2001.

      Consolidating Financial Statements of Pennsylvania Electric Company for 2001.

G-1 Organizational chart showing the relationship of GPU Power, Inc. to each exempt wholesale generator (EWG) in which it holds an interest.

      Organizational chart showing the relationship of GPU Capital, Inc. to each foreign utility company (FUCO) in which it holds an interest.